VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 391
                   Investment Grade Municipal Trust, Series 18

                Supplement to the Prospectus dated July 31, 2002

         Notwithstanding anything to the contrary in the prospectus, any Underwriter that purchases at least 1,000 Units of Investment Grade Municipal Trust, Series 18 from the Sponsor on any single day during the initial offering period will be allowed a concession in connection with the distribution of such Units equal to $40.00 per Unit.

Supplement Dated:  August 7, 2002